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                                                               EXHIBIT 23.3

                      CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

of Pro.Tel Srl

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          KPMG S.p.A
Bologna, Italy [/R]

July 10, 2000